EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-82698 and 333-56040 pertaining to employee benefit plans of Ciba Specialty Chemicals Holding Inc.) of our report dated January 21, 2005 with respect to the consolidated financial statements of Ciba Specialty Chemicals Holding Inc. included in the Annual Report (Form 20-F) for the year ended December 31, 2004.

Ernst & Young Ltd

/s/	Cherrie Chiomento Cherrie Chiomento	/s/	Martin Mattes Martin Mattes

Zürich, Switzerland, February 1, 2005